SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 28, 2005


                  AMERICAN CONSOLIDATED MANAGEMENT GROUP, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Utah                           0-20642                87-0375093
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission file number)       (IRS employer
     of incorporation)                                       identification no.)

         714 Fairview Road, Greer, South Carolina             29651
         ----------------------------------------           ----------
         (Address of principal executive offices)           (Zip code)

                                 (864) 848-1900
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)


                   This document contains a total of 3 pages.

Item 8.01 Other Events

         On February 28, 2005, the Company announced various business developments. The news release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

         a. Financial statements of businesses acquired

         Not applicable.

         b. Pro forma financial information

         Not applicable.

         c. Exhibits

                 Number                  Description
                 ------                  -----------

                  99.1 News release relating to various business developments

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    American Consolidated Management Group, Inc.
                                    (Registrant)




Date: February 28, 2005            By   /s/  Herschel J. Walker
                                      ----------------------------------------
                                      Herschel J. Walker
                                      President and CEO